Exhibit 10.1
EXECUTION COPY
TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”), dated as of April __, 2010, by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by (i) the First Amendment to Credit Agreement, dated as of March 10, 2009, (ii) the Second Amendment to Credit Agreement dated as of May 8, 2009, (iii) the Third Amendment to Credit Agreement dated as of May 14, 2009, (iv) the Fourth Amendment and Consent to Credit Agreement dated as of July 31, 2009, (v) the Fifth Amendment to Credit Agreement dated as of August 5, 2009, (vi) the Sixth Amendment to Credit Agreement dated as of October 30, 2009, (vii) the Seventh Amendment to Credit Agreement dated as of December 22, 2009, (viii) the Eighth Amendment to Credit Agreement dated as of January 15, 2010 and (ix) the Ninth Amendment to Credit Agreement dated as of March 15, 2010 (the “Credit Agreement”); and
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed;
A. Amendment to the Credit Agreement
1. Section 4.03(f) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:
“Notwithstanding the foregoing and, other than Section 4.03(h or any other provision contained in any Credit Document to the contrary), no reduction to the Total Commitment shall be required as a result of the sale of the M/V Northern Challenger, the M/V Northern Clipper or the M/V Northern Corona.”.
2. Section 5.02(a) of the Credit Agreement is hereby amended by deleting the period (“.”) appearing at the end of the penultimate sentence of such Section and inserting the following proviso in lieu thereof:
“provided, however, that any Net Cash Proceeds from the sale of the M/V Northern Corona used to cash collateralize Letters of Credit shall be returned to the Borrower on

April 19, 2010 so long as, immediately after giving effect thereto, no Event of Default exists and the sum of (I) the aggregate outstanding principal amount of all Revolving Loans and (II) aggregate amount of all Letter of Credit Outstandings does not exceed the Total Available Commitment at such time.”.
3. Section 8.05(e) of the Credit Agreement is hereby amended by deleting the text “September 30, 2007” and inserting the text “December 31, 2009” in lieu thereof.
B. Miscellaneous Provisions
1. In order to induce the Lenders to enter into this Tenth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Tenth Amendment Effective Date (as defined herein) before or after giving effect to this Tenth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Tenth Amendment Effective Date both before and after giving effect to this Tenth Amendment, with the same effect as though such representations and warranties had been made on and as of the Tenth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
2. This Tenth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or Tenth Amendment of any other provision of the Credit Agreement or any other Credit Document.
3. This Tenth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
4. THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5. This Tenth Amendment shall become effective on the date (the “Tenth Amendment Effective Date”) when the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com).
6. From and after the Tenth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
* * *

IN WITNESS WHEREOF, the undersigned have caused this Tenth Amendment to be duly executed and delivered as of the date first above written.

TRICO MARINE SERVICES, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFO, CAO

TRICO MARINE ASSETS INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFO, CAO

TRICO MARINE OPERATORS, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFO, CAO

Signature Page to Trico $50mm CA Tenth Amendment

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

Signature Page to Trico $50mm CA Tenth Amendment

SIGNATURE PAGE TO THE TENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH,
   as a Lender

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

Signature Page to Trico $50mm CA Tenth Amendment